This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward- looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward- looking statements include, but are not limited to: • statements of our goals, intentions and expectations; • statements regarding our business plans, prospects, growth and operating strategies; • statements regarding the asset quality of our loan and investment portfolios; and • estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • general economic conditions, either nationally or in our market areas, that are worse than expected; • competition among depository and other financial institutions FORWARD-LOOKING STATEMENT • changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; • adverse changes in the securities markets; • changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; • our ability to enter new markets successfully and capitalize on growth opportunities; • our ability to successfully identify, acquire, and integrate future acquisitions; • our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions; • changes in consumer spending, borrowing and savings habits; • changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and • changes in our organization, compensation and benefit plans. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see “Risk Factors” beginning on page 19 of the Company’s Prospectus dated February 11, 2013. 2

NASDAQ: CHFN Recent Price1 (05/02/2017): $19.21 Shares Outstanding (03/31/2017): 15.1 Million Market Capitalization2: $289.3 Million Price/Tangible Book Value3: 164.19% Estimated P/E4 21.3x Dividend Yield5: 1.35% Total Assets (03/31/2017): $1.5 Billion 1 - Source: Bloomberg 2 - Based on May 2, 2017 closing market price and March 31, 2017 shares outstanding. 3 - Based on May 2, 2017 closing market price, March 31, 2017 shares outstanding and March 31, 2017 tangible book value. 4 - Based on May 2, 2017 closing market price, March 31, 2017 shares outstanding and LTM $0.90 earnings/share. 5 - Based on May 2, 2017 closing market price MARKET PROFILE 3

• Founded in 1954 in West Point, Georgia • Acquired Community Bank of the South with four Metro Atlanta branches on April 15, 2016 • History of organic and acquisitive growth • Approximately 330 FTE’s servicing 58,000 checking accounts • 20 Branches in Atlanta, Auburn/Columbus, Combined Statistical Areas (“CSA”) and Pensacola Metropolitan Statistical Areas (“MSA”) CORPORATE PROFILE March 31, 2017 Total Assets: $1.5 Billion Total Net Loans: $1.0 Billion Total Deposits: $1.2 Billion Total Capital: $208.4 Million 4

z • Focus on strategic growth • M&A execution experience … 6 transactions both assisted & unassisted • Maintained conservative credit • Built strong retail deposit franchise • History of rewarding shareholders OVERVIEW OF MANAGEMENT TEAM TOP EXECUTIVES (Banking/CharterBank) NAME POSITION EXPERIENCE ROBERT L. JOHNSON CHAIRMAN & CEO 35/33 LEE W. WASHAM PRESIDENT 33/17 CURTIS R. KOLLAR SENIOR VICE-PRESIDENT & CFO 30/26 5

RECENT ACCOMPLISHMENTS • Continued North Atlanta Expansion • Acquisition of Community Bank of the South (“CBS”) (2016) • Buckhead Branch (2017) • Norcross Branch/LPO (2008) • Growing into an earnings & markets-driven stock • Consecutive quarterly dividend increases • Strong credit quality • Near-complete leverage of thrift conversion capital 6

MARKET CONDITIONS • Atlanta MSA employment growing at 3.9% • I-85 corridor legacy markets energized with automotive & logistics-related job growth • Most markets have significant manufacturing, university or military influences • Active regional M&A market 7

DEPOSIT HIGHLIGHTS 8 • As of March 31, 2017 • 57,878 checking accounts • 50,868 active debit cards • 2.6%* gross fee yield on checking account balances • Bank card revenue 42.5% of deposit fees • 58.7% checking accounts accept electronic statements • 46 bps cost of deposits * Annualized fees divided by average checking account balances

CHECKING FEES 9 * Annualized fees Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 $14,000,000 Accounts$ Do lla rs Total Checking Fees Total # Checking Accounts

CHECKING FEES 10 • 2000 – Total checking accounts 5,000 • 2017 – Total checking accounts 58,000 * Annualized fees Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 20% 25% 30% 35% 40% 45% 50% 55% 60% $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 $14,000,000 % Bank Card Fees of Total Checking Fees Total Checking Fees

CHECKING FEES 11 ($ Millions) Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 YTD 2017 Annualized Total Checking Fees Bank Card Fees & Other NSF Fees

SWIPE AND DRIVE 12

Source: SNL Financial • Growth of CHFN’s Atlanta MSA deposit base to $583 million ranking 9th among community banks (under $10.0 billion assets) • Opened Buckhead branch February 2017 • CHFN’s loan portfolio and deposits in the Atlanta Combined Statistical Area exceed 60% of bank total 13 INCREASING POSITION IN ATLANTA METRO MARKET

CBS TRANSACTION HIGHLIGHTS 14 • Strongly accretive to forward EPS • $300 million in deposits and loans in the desirable north side Atlanta/Cobb County market • High growth markets • Proven lending team – good cultural fit • Retail synergy

CAPITAL LEVERAGE STRATEGY Holding Company CET1 of 16.36% at March 31, 2017 • M&A • Organic growth • Adding loan producers • Cash dividends 15

Reduced outstanding shares by approximately 35.6% EFFECTIVE STOCK BUYBACKS 16 - 3.00 6.00 9.00 12.00 15.00 18.00 21.00 24.00 27.00 30.00 - 3 6 9 12 15 18 21 24 27 30 33 $ DollarsMi llio ns Shares Outstanding Stock Price

FINANCIAL INFORMATION 17

Total Loans, Net Net Income $8.4 million Fully Diluted EPS1 $0.55 Total Deposits $1.2 billion • ALL as a % of Nonperforming Loans – 652.47% • ALL as a % of Total Loans – 1.04% • Continued advances in core earnings Asset Quality 0.24% NPA 16.36% $1.0 billion 1 - Diluted net income per share for the six months ended March 31, 2017 was computed by dividing net income by weighted average shares outstanding plus potential common shares resulting from dilutive stock options and unvested restricted shares, determined using the treasury stock method. • Basic EPS up 28% from March 2016 • Bank Common Equity Tier 1 of 15.57% Basic EPS $0.59 FISCAL 2017 YTD (6 Months) RESULTS AND DEVELOPMENTS 18 ROA 1.15% • Total Loans, Net up 44% from March 2016 • Total Deposits up 52% from March 2016 Holding Company Common Equity Tier 1

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 1 - Core deposits consist of transaction accounts, money market accounts, and savings accounts. BALANCE SHEET HIGHLIGHTS 19 ($ Millions) 2012 2013 2014 2015 2016 Q2 2017 Total Assets $1,032,220 $1,089,406 $1,010,361 $1,027,079 $1,438,389 $1,484,796 Loans, net 593,904 579,854 606,367 714,761 994,052 1,007,552 Securities 189,379 215,118 188,743 184,404 206,336 191,483 Total Liabilities $889,699 $815,628 $785,406 $822,149 $1,235,240 $1,276,383 Retail Deposits 779,397 745,900 717,192 703,278 1,125,067 1,164,938 Core1 456,292 475,426 486,248 505,154 784,705 820,537 Time 323,105 270,475 230,944 198,124 340,362 344,401 Total Borrowings 81,000 60,000 55,000 62,000 56,588 56,656 Total Equity $142,521 $273,778 $224,955 $204,931 $203,150 $208,413

32.1% Note: Core Deposits = Transaction, Savings & Money Market Accounts Wholesale Funding = Wholesale Deposits, Borrowings & TRUPS ($ Millions) DEPOSIT GROWTH 20 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Core Deposits Retail CD's Wholesale Funding 48% 27% 25% 26% 30% 44% 30% 41% 29% 43% 13% 44% $1,021 $825 $1,035 $881 11% 37% 52% $811 8% 59% 33% $687 $801 12% 25% 63% $772 7% 30% 63% $1,218 64% 28% 8% 8% 27% 65% $1,258

Average cost of deposits for the three months ended March 31, 2017: 0.46% DEPOSIT MIX – MARCH 31, 2017 21 Time Deposits (Excluding Wholesale Deposits) 29%Savings & Money Market 25% Transaction Accounts 43% Wholesale Time Deposits 3%

($ Millions) NET LOANS OUTSTANDING 22 $656.2 $672.8 $714.8 $679.9 $701.4 $993.8 $994.1 $990.6 $1,007.6 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 $1,100.0 Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17

1-4 Family 22% Comm RE - Owner Occupied 17% Comm RE - Non Owner Occupied Other 34% Comm RE - Hotels 5% Comm RE Multifamily 3% Commercial & Industrial 7% Consumer & Other 4% Real Estate Construction 8% Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. [1] Due to the early termination of the FDIC loss share agreements in the fourth quarter of fiscal 2015, ratios for fiscal year ended 2016, include all previously covered assets with the exception of FAS ASC 310-30 loans that are excluded from nonperforming loans due to the ongoing recognition of accretion income established at the time of acquisition. Ratios for periods prior to September 30, 2015, represent non-covered data only. LOAN MIX - MARCH 31, 2017 23 Asset quality ratios[1]: At 2012 2013 2014 2015 2016 3/31/17 NPAs / Total Assets (%) 0.69% 0.49% 0.65% 0.73% 0.45% 0.24% COs / Average Loans (%) 0.86 0.32 0.08 0.00 -0.13% -0.21 ALLL Loans / NPLs (x) 2.38x 2.80x 2.00x 2.30x 2.78x 6.52x Allowance / Total Loans (%) 1.87% 1.70% 1.55% 1.30% 1.03% 1.04%

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. INCOME STATEMENT HIGHLIGHTS 24 Q2 2017 ($ Millions) 2012 2013 2014 2015 2016 YTD Net Interest Income $37,512 $35,275 $29,918 $32,880 $42,154 $23,854 Provision for Loan Losses $4,503 $1,489 ($713) $0 ($250) ($900) Non-Interest Income $12,912 $11,653 $14,277 $12,329 $20,964 $9,529 Non-Interest Expense $40,303 $36,314 $36,211 $36,832 $45,398 $21,039 Income Tax Expense $639 $2,869 $2,742 $2,805 $6,107 $4,882 Net Income $4,979 $6,256 $5,955 $5,572 $11,863 $8,362 Memo: Net Accretion Income $8,988 $8,923 $3,087 $3,558 $4,371 $1,082 Net Interest Income Less Net Accretion Income $28,524 $26,352 $26,831 $29,322 $37,783 $22,772

5.35% 4.61% 3.83% 4.23% 4.40% 4.12% 1.23% 0.95% 0.81% 0.74% 0.66% 0.63% 4.17% 3.82% 3.22% 3.67% 3.89% 3.61% 3.11% 2.82% 2.87% 3.26% 3.47% 3.44% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Q2 2017 YTD Yield on Interest Earning Assets Cost of Interest Bearing Liabilities Net Interest Margin Net Interest Margin Excluding Purchase Accounting *Adjusted for net purchase discount accretion and amortization Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 25 NET INTEREST MARGIN TRENDS 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Q2 2017 YTD *Impact of Purchase Accounting on Net Interest Margin *Net Interest Margin Excluding the effects of Purchas Accounting Net Interest Margin Including the effects of Purchase Accounting

($ Millions) * Adjusted for net purchase discount accretion and amortization; loss share buyout; recoveries on purchased loans, and acquisition deal costs 26 OPERATING LEVERAGE $39.9 $38.0 $41.3 $44.1 $56.5 $32.1101% 96% 88% 83% 73% 66% 80% 77% 82% 81% 72% 63% 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% 160% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 YTD 2017 Adjusted Net Operating Revenue* Adjusted Efficiency Ratio* Efficiency Ratio $20 $25 $30 $35 $40 $45 $50 $55 $60 $65 $70 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 YTD 2017 Annualized Net Operating Revenue Adjusted Net Operating Revenue* G&A Expenses

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. ($ Millions) 27 NONINTEREST INCOME Noninterest Income adjusted for FDIC purchase accounting accretion *Other includes BOLI, Brokerage Commissions, Gain/Loss on Sale of Securities $0 $5 $10 $15 $20 $25 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 YTD 2017 Recovery on Purchase Accounting Loans Other* 1-4 Loan Gain on Sale Deposit Fees $11.5 21.8% 66.7%61.2% 30.4% 64.9% 27.5% $14.5 57.2% 15.5%$14.8 71.0% 18.1% $21.0 $11.6 10.1% 10.9% 7.6% 11.5% 8.4% 17.2% 65.5% 13.4% 2.6% 18.5% $9.5

Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. ($ Millions) 28 NONINTEREST EXPENSE FY 2016 - Noninterest Expense includes $4.2 million of deal costs. $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 YTD 2017 Marketing Professional Services Occupancy & Furn. and Equip. Other Salaries and Benefits 22.4% 17.9% 50.8%48.0% 21.7% 21.6% 54.6% 14.1% 22.7% $36.2 56.5% 11.9% 23.3% $36.8 23.2% 56.2% 13.3% $45.4 $40.3 $36.3 58.0% 21.1% 14.0% $21.0

Accelerating EPS growth Capacity for additional operating and capital leverage Focused on organic growth Strategic M&A potential Favorable credit quality Track record of returns to shareholders with annualized total return since: 2013 stock conversion approximately 20%* 29 INVESTMENT MERITS *Source: Bloomberg with dividends reinvested

INVESTOR CONTACTS 1233 O. G. Skinner Drive West Point, Georgia 31833 1-800-763-4444 www.charterbk.com 30 Robert L. Johnson Chairman and Chief Executive Officer bjohnson@charterbank.net (706) 645-3249 Lee W. Washam President lwasham@charterbank.net (706) 645-3630 Curtis R. Kollar Senior Vice President and Chief Financial Officer ckollar@charterbank.net (706) 645-3237

31 APPENDIX

INTEREST RATE RISK BANK NET PORTFOLIO VALUE At March 31, 2017 32 (1) Assumes an instantaneous uniform change in interest rates at all maturities. (2) NPV is the difference between the present value of an institution's assets and liabilities. (3) Present value of assets represents the discounted present value of incoming cash flows on interest-earning assets. (4) NPV ratio represents NPV divided by the present value of assets. Change in Interest Rates (bp) (1) Estimated NPV (2) Estimated Increase (Decrease) in NPV Percentage Change in NPV NPV Ratio as a Percent of Present Value of Assets (3)(4) Increase (Decrease) in NPV Ratio as a Percent of Present Value of Assets (3)(4) (dollars in thousands) 300 $295,683 $6,580 2.3% 20.0% 0.2% 200 $294,281 $5,178 1.8% 19.9% 0.3% 100 $292,159 $3,056 1.1% 19.8% 0.2% — $289,103 — — 19.6% — (100) $270,127 ($18,976) (6.6%) 18.3% (1.3%)